SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 22, 2002


                            SEVEN SEAS PETROLEUM INC.
             (Exact Name of registrant as Specified in its Charter)

       Cayman Islands                    0-22483                73-468669
(State or Other Jurisdiction of (Commission File Number)     (I.R.S. Employer
Incorporation or Organization)                            Identification Number)



                5555 SAN FELIPE, SUITE 1700, HOUSTON, TEXAS 77056
                (Address of Principal Executive Offices)  (Zip Code)


       Registrant's telephone number, including area code: (713) 622-8218

Item 5.           Other Events

                  The Description of Capital Stock attached hereto is filed for the purpose of updating the Company's description of capital stock.

Item 7.           Financial Statements and Exhibits

         (c)      Exhibits

                  99       Description of Capital Stock




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      SEVEN SEAS PETROLEUM INC.



                      By:       /s/ LARRY A. RAY
                         Name:  Larry A. Ray
                         Title:  President, Chief Operating Officer and Director



Date:  January 22, 2002



                                INDEX TO EXHIBITS



Exhibits No.               Description
------------               -----------

     99                    Description of Capital Stock